SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  February 24, 2004
(Date of earliest event reported)

Commission File No.: 333-08328-04



                 Deutsche Mortgage & Asset Receiving Corporation
             (Exact name of registrant as specified in its charter)
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       Delaware                                              04-3310019
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(State or Other Jurisdiction                               (I.R.S. Employer
 of Incorporation)                                        Identification No.)


60 Wall Street, New York, New York                                10005
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(Address of Principal Executive Office)                         (Zip Code)



                                 (212) 250-2500
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              (Registrant's telephone number, including area code)


ITEM 5.  Other Events.
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            Attached as Exhibit 99.1 to this Current Report are certain computational materials (the "Computational Materials") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter"), one of the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series COMM 2004-LNB2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-08328) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The exhibit hereto supersedes and is deemed to be a substitute for the Computational Materials that were filed as exhibit 99.1 by the Company with the Commission under the Current Report on Form 8-K dated February 24, 2004.

            The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------
      99.1                                      Computational Materials

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       DEUTSCHE MORTGAGE & ASSET RECEIVING
                                          CORPORATION



                                       By:  /s/ Helaine M. Kaplan
                                          --------------------------------------
                                          Name:  Helaine M. Kaplan
                                          Title: President


Date: February 26, 2004

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                               ---------------
   99.1                Computational Materials                         E